SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Section 240.14a-11(c) or Section 240.14a-12
CABOT MICROELECTRONICS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

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CABOT MICROELECTRONICS CORPORATION ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 03/03/09 You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. CABOT MICROELECTRONICS CORPORATION 870 NORTH COMMONS DRIVE AURORA, IL 60504 Proxy Materials Available • Proxy Statement • Annual Report PROXY MATERIALS — VIEW OR RECEIVE The Proxy Statement and Annual Report to security holders are available at www.cabotcmp.com and www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 02/17/09. HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com or view directly on our website at www.cabotcmp.com HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information Meeting Type: Annual Meeting Date: 03/03/09 Meeting Time: 8:00 A.M., local time For holders as of: 01/13/09 Meeting Location: Cabot Microelectronics Corporation 870 North Commons Dr. Aurora, IL 60504 Meeting Directions: For Meeting Directions, Please Call: 630-499-2600 or visit www.cabotcmp.com How To Vote Vote In Person Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy statement for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the website and follow the instructions.

Voting items A AA Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. 1. Election of Directors Nominees: 01) John P. Frazee, Jr. 02) Barbara A. Klein 03) William P. Noglows 2. Ratification of the selection of PricewaterhouseCoopers LLP as the company’s independent auditors for fiscal year 2009.

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